SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: October 26, 2001
                 (Date of earliest event reported: October 26, 2001)


                           NetNation Communications Inc.
                (Exact name of registrant as specified in its charter)


        Delaware                      000-26881                  33-0803438

(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


   Suite 1410 - 555 West Hastings Street, Vancouver, British Columbia, V6B 4N6
     (Address of principal executive offices)                         (Zip Code)


                                  (604) 688-8946
                 (Registrant's telephone number, including area code)


                                  Not applicable.
             (Former name or former address, if changed since last report)




Item 5.    OTHER EVENTS.

     On October 26, 2001, NetNation Communications, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.


         (c)   Exhibit.


               Exhibit 99.1 Press release dated October 26, 2001.


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       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       NETNATION COMMUNICATIONS, INC.


                       By:   /s/ Jag Gillan
                         -----------------------------
                            Jag Gillan
                            Chief Operating Officer

Dated:    October 26, 2001

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                 Exhibit Index

Exhibit No.   Description
-----------   --------------
  99.1        Press Release issued by the Registrant dated October 26, 2001




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                                  EXHIBIT 99.1


News Release
FOR IMMEDIATE RELEASE

Nasdaq Panel Determines NetNation May Continue Listing on Nasdaq SmallCap Market

Vancouver, BC - October 26, 2001 - NetNation Communications, Inc. (Nasdaq: NNCI) announced today that a Nasdaq Listing Qualifications Panel has granted the Company continued listing of its securities on the Nasdaq SmallCap Market.

In a determination provided to the Company by Nasdaq on October 26, 2001, the Panel stated that the Company has demonstrated market capitalization of at least $35,000,000 for 18 consecutive trading days. Furthermore, the Panel noted that the Company appears to satisfy all other requirements for continued listing. Accordingly, the Panel determined to continue listing the Company's securities on the Nasdaq SmallCap Market, and it has closed the hearing file.

NetNation appealed its case before the Panel for continued listing on Nasdaq SmallCap Market, after being notified in August 2001 that it did not meet listing requirements for Nasdaq SmallCap at that time.

The Nasdaq Listing and Hearing Review Council may, on its own motion, review the Panel's decision within 45 days.

This release contains forward-looking statements within the meaning of the "safe harbor'' provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include the following: (1) technological changes or changes in the competitive environment adversely affecting the service-packages, market share, revenues or margins of the combined business; (2) changes in general economic, financial or business conditions adversely affecting the combined business or the markets in which it operates and adversely affecting future revenues; (3) availability of financial resources to carry out plans; and (4) authorization from third parties to carry out plans (i.e. ICANN's approval for registration of new TLDs). The matters discussed in this news release also involved risks and uncertainties described from time to time in NetNation's filings with the Securities and Exchange Commission, including the most recent Forms 10-Q filed on August 3, 2001. NetNation assumes no obligation to update any forward-looking information contained in this news release. NetNation is a registered trademark of NetNation Communications, Inc. All other products and company names are the trademarks or registered trademarks of their respective owners.

Contact:
Jay Elliott
Corporate Communications,
NetNation Communications, Inc.
1 604 688 8946 ext. 216
jay@netnation.com



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